Exhibit 99.1

MAX CAPITAL GROUP LTD. REPORTS THIRD-QUARTER 2009 EARNINGS

Book Value per Diluted Share increased by 12.8% to $26.54

HAMILTON, BERMUDA, November 4, 2009—Max Capital Group Ltd. (NASDAQ: MXGL; BSX: MXGL BH) today reported net income of $95.3 million, or $1.64 per diluted share for the quarter ended September 30, 2009, compared to a net loss of $163.2 million, or $2.89 per diluted share for the quarter ended September 30, 2008.

Net operating income for the quarter ended September 30, 2009 was $53.7 million, or $0.92 per diluted share, compared to a net operating loss of $144.7 million, or $2.57 per diluted share for the quarter ended September 30, 2008. Annualized net operating return on average shareholders’ equity for the quarter ended September 30, 2009 was 14.8%.

W. Marston (Marty) Becker, Chairman and Chief Executive Officer of Max Capital Group Ltd., said: “Our strong third quarter results reflect positive underwriting performance from all segments and a significant increase in book value per share. Max’s underwriting results have benefited from the continued build out of our global platforms in both the U.S. and at Lloyd’s, and a benign Atlantic hurricane season. An improvement in the investment market has lifted the fair value of our investment portfolio, contributing to the substantial book value increase for the quarter.”

Highlights for the Quarter Ended September 30, 2009 include:

•

Gross premiums written increased by $59.6 million (or 28.9%) to $265.9 million, net premiums written increased $72.4 million (or 65.7%) to $182.6 million and net premiums earned increased $66.4 million (or 46.9%) to $208.0 million compared to 2008

•	Property & casualty combined ratio improved 8.1 percentage points to 90.9% compared to 2008

•	Net favorable development on prior year loss reserves of $15.2 million

•	Net gains on other investments of $23.3 million compared to a net loss of $158.8 million in 2008

•	Net operating income of $53.7 million or $0.92 per diluted share, representing an annualized net operating return on average shareholders’ equity of 14.8%

•	Book value per diluted share increased by 12.8% during the quarter to $26.54 at September 30, 2009

Gross premiums written from property and casualty underwriting for the quarter ended September 30, 2009 were $265.8 million, generated by the segments as follows: Bermuda/Dublin insurance $81.1 million; Bermuda/Dublin reinsurance $94.1 million; U.S. specialty $69.4 million; and Max at Lloyd’s $21.1 million.

Segment combined ratios were 80.2% for Bermuda/Dublin insurance, 94.9% for Bermuda/Dublin reinsurance, 99.7% for U.S. specialty and 84.2% for Max at Lloyd’s for the quarter ended September 30, 2009.

Gross premiums written increased by $0.2 million (or 0.2%) for Bermuda/Dublin insurance, $21.6 million (or 29.8%) for Bermuda/Dublin reinsurance and $16.5 million (or 31.2%) for U.S. specialty compared with the quarter ended September 30, 2008. There were no new contracts written within the life and annuity segment during the quarters ended September 30, 2009 and 2008.

Highlights for the Nine Months Ended September 30, 2009 include:

•

Gross premiums written increased $214.5 million (or 24.3%) to $1,096.7 million, net premiums written increased $137.0 million (or 23.5%) to $719.3 million and net premiums earned increased $115.1 million (or 22.5%) to $627.1 million compared to 2008

•	Property & casualty combined ratio rose 1.4 percentage points to 90.5% compared to 2008

•	Net favorable development on prior year loss reserves of $47.5 million

•	Net gains on other investments of $62.7 million compared to a net loss of $145.0 million in 2008

•	Net operating income of $148.4 million or $2.57 per diluted share, representing an annualized net operating return on average shareholders’ equity of 14.0%

•	Book value per diluted share increased by 18.2% to $26.54 at September 30, 2009

Gross premiums written from property and casualty underwriting for the nine months ended September 30, 2009 were $1,054.9 million, generated by the segments as follows: Bermuda/Dublin insurance $302.7 million; Bermuda/Dublin reinsurance $422.3 million; U.S. specialty $219.3 million; and Max at Lloyd’s $110.6 million.

Segment combined ratios were 81.6% for Bermuda/Dublin insurance, 93.0% for Bermuda/Dublin reinsurance, 99.5% for U.S. specialty and 89.9% for Max at Lloyd’s for the nine months ended September 30, 2009.

Gross premiums written increased $26.4 million (or 9.6%) for Bermuda/Dublin insurance, $44.8 million (or 11.9%) for Bermuda/Dublin reinsurance and $85.1 million (or 63.4%) for U.S. specialty compared with the nine months ended September 30, 2008. Gross premiums written for the life and annuity segment were $41.7 million for the nine months ended September 30, 2009, a decrease of $52.6 million compared with the nine months ended September 30, 2008.

Special Items

Presented separately from general and administrative expenses is the net benefit associated with the Company’s merger and acquisition activities, which resulted in a gain of $41.4 million and $0.5 million for the three months ended September 30, 2009 and 2008, respectively. On July 9, 2009, the Company received a $50.0 million termination fee in accordance with the terms of the amalgamation agreement with IPC Holdings, Ltd. The net gain of $41.4 million, after deducting $8.6 million of expenses, is included in the Company’s results for the three months ended September 30, 2009.

Investments and Balance Sheet

Cash and fixed maturity investments were $5.0 billion as of September 30, 2009, an increase of $425.5 million from December 31, 2008. Other investments were $389.5 million as of September 30, 2009 representing 7.2% of invested assets, a decrease from 14.1% of invested assets as at December 31, 2008. The Company’s liquidity position at September 30, 2009 is strong, with 70.2% or $3.5 billion of the Company’s $5.0 billion cash and fixed maturities portfolio held in cash, government and government agency-backed securities, or AAA-rated securities. The Company recognized other-than-temporary impairment losses through earnings of $0.1 million for the three months ended September 30, 2009, compared to impairment losses totaling $13.8 million during the same period in 2008. The decline in net investment income from a year ago reflects lower yields on the higher than normal cash and cash equivalents balance held by the Company as it rebalances its asset allocations and positions its portfolios for the changing fixed income markets.

During the quarter ended September 30, 2009, the Company committed to holding certain invested assets to maturity. The resulting ‘held to maturity’ portfolio is recorded at amortized cost, rather than at fair value. The fair value of those securities reclassified as held to maturity was $952.7 million on the date of reclassification, and this became the new cost base. The Company believes this strategy will reduce the volatility to shareholders’ equity caused by the recording of fair value movements within shareholders’ equity. The portfolio’s subsequent unrealized gain in fair value not reflected in the Company’s financial statements was $43.0 million at September 30, 2009, representing an increase to book value of 2.8% at September 30, 2009.

During the three and nine months ended September 30, 2009 the Company has significantly reduced its external borrowings. Total debt has been reduced by $375.0 million from $466.4 million at December 31, 2008 to $91.4 million at September 30, 2009.

Shareholders’ equity was $1,546.7 million at September 30, 2009. Book value per share at September 30, 2009 was $27.13, compared to $24.09 at June 30, 2009, an increase of 12.6%. Diluted book value per share at September 30, 2009 was $26.54 compared to $23.53 at June 30, 2009, an increase of 12.8%.

A copy of the Company’s financial supplement for the third quarter will be available on the Company’s website at www.maxcapgroup.com shortly after the release of earnings.

The Company will host a conference call on Wednesday, November 4, 2009 at 10:00am (ET) to discuss this release with interested investors and shareholders. The conference call can be accessed via telephone by dialing 1-888-679-8035 (toll-free U.S.) or 1-617-213-4848 (international) and using access code 98165506. Live broadcast of the conference call will also be available through the Company’s website at www.maxcapgroup.com.

Operating from offices in Bermuda, Ireland, the USA and at Lloyd’s, Max Capital Group Ltd. is a global enterprise dedicated to providing diversified specialty insurance and reinsurance products to corporations, public entities, property and casualty insurers, and life and health insurers.

In presenting the Company’s results, management has included and discussed net operating income per diluted share, net operating return on average shareholders’ equity, book value per share and diluted book value per share. Such measures are “non-GAAP financial measures” as defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, allow for a more complete understanding of the Company’s business. These measures, however, should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such measures to their respective most directly comparable GAAP financial measures is presented in the attached financial information in accordance with Regulation G.

This release includes statements about future economic performance, finances, expectations, plans and prospects of Max Capital Group Ltd. that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements. For further information regarding cautionary statements and factors affecting future results, please refer to the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by the Company with the SEC. The Company undertakes no obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

MAX CAPITAL GROUP LTD.

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	September 30, 2009	December 31, 2008
	(Unaudited)
ASSETS
Cash and cash equivalents	$1,056,011	$949,404
Fixed maturities, trading at fair value	74,337	61,820
Fixed maturities, available for sale at fair value	2,872,146	3,592,039
Fixed maturities, held to maturity at amortized cost (fair value $1,069,245)	1,026,244	—
Other investments, at fair value	389,515	753,658
Accrued interest income	52,145	52,882
Premiums receivable	546,195	554,845
Losses and benefits recoverable from reinsurers	985,614	846,622
Deferred acquisition costs	66,451	51,337
Prepaid reinsurance premiums	206,924	192,889
Trades pending settlement	38,217	85,727
Other assets	114,947	110,772

Total assets	$7,428,746	$7,251,995

LIABILITIES
Property and casualty losses	$3,159,156	$2,938,171
Life and annuity benefits	1,415,836	1,366,976
Deposit liabilities	152,638	219,260
Funds withheld from reinsurers	142,384	164,157
Unearned property and casualty premiums	676,342	574,134
Reinsurance balances payable	151,615	160,686
Accounts payable and accrued expenses	92,722	81,916
Bank loans	—	375,000
Senior notes	91,379	91,364

Total liabilities	5,882,072	5,971,664

SHAREHOLDERS’ EQUITY
Preferred shares (par value $1.00) 20,000,000 shares authorized; no shares issued or outstanding	—	—
Common shares (par value $1.00) 200,000,000 shares authorized; 57,013,063 (2008 - 55,805,790) shares issued and outstanding	57,013	55,806
Additional paid-in capital	773,923	763,391
Accumulated other comprehensive income (loss)	41,602	(45,399)
Retained earnings	674,136	506,533

Total shareholders’ equity	1,546,674	1,280,331

Total liabilities and shareholders’ equity	$7,428,746	$7,251,995

Book Value Per Share	$27.13	$22.94

Diluted Book Value Per Share	$26.54	$22.46

Diluted Shares Outstanding	58,272,865	57,017,157

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended September 30		Nine Months Ended September 30
	2009	2008	2009	2008
REVENUES
Gross premiums written	$265,886	$206,260	$1,096,668	$882,186
Reinsurance premiums ceded	(83,290)	(96,061)	(377,338)	(299,851)

Net premiums written	$182,596	$110,199	$719,330	$582,335

Earned premiums	$329,869	$238,378	$993,871	$760,676
Earned premiums ceded	(121,853)	(96,789)	(366,788)	(248,665)

Net premiums earned	208,016	141,589	627,083	512,011
Net investment income	42,830	45,265	125,073	137,398
Net gains (losses) on other investments	23,275	(158,756)	62,693	(144,990)
Net realized gains (losses) on fixed maturities	1,253	(3,793)	1,747	(1,024)
Total other-than-temporary impairment losses	—	(13,757)	(5,190)	(16,887)
Portion of loss recognized in other comprehensive income (loss), before taxes	(139)	—	3,037	—

Net impairment losses recognized in earnings	(139)	(13,757)	(2,153)	(16,887)
Other income	819	(423)	3,099	1,001

Total revenues	276,054	10,125	817,542	487,509

LOSSES AND EXPENSES
Net losses and loss expenses	131,778	106,834	378,729	278,585
Claims and policy benefits	14,378	14,000	84,117	137,175
Acquisition costs	27,997	13,896	73,686	35,743
Interest expense	5,971	4,501	14,654	20,547
Net foreign exchange losses (gains)	406	1,971	(6,474)	1,984
Merger and acquisition expenses	(41,350)	(500)	(31,342)	3,488
General and administrative expenses	40,372	31,837	115,537	90,048

Total losses and expenses	179,552	172,539	628,907	567,570

INCOME (LOSS) BEFORE TAXES	96,502	(162,414)	188,635	(80,061)
Income tax expense	1,176	773	5,012	1,174

NET INCOME (LOSS)	95,326	(163,187)	183,623	(81,235)
Change in net unrealized gains and losses on fixed maturities, net of tax	95,794	(40,127)	66,629	(108,939)
Foreign currency translation adjustment	(4,462)	(9,116)	20,372	(17,469)

COMPREHENSIVE INCOME (LOSS)	$186,658	$(212,430)	$270,624	$(207,643)

Net income per share - basic	$1.67	$(2.89)	$3.22	$(1.43)

Net income per diluted share (1)	$1.64	$(2.89)	$3.18	$(1.43)

Net operating income per diluted share	$0.92	$(2.57)	$2.57	$(1.03)

Weighted average shares outstanding - basic	57,233,115	56,385,134	56,978,901	56,660,457

Weighted average shares outstanding - diluted (1)	58,210,501	56,385,134	57,677,996	56,660,457

(1)	In accordance with U.S. generally accepted accounting principles, diluted earnings per share calculations use weighted average common shares outstanding - basic, for periods with a net loss

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)

(Expressed in thousands of United States Dollars)

	Nine Months Ended September 30
	2009	2008
Common shares
Balance, beginning of period	$55,806	$57,515
Issuance of common shares, net	1,529	2,315
Repurchase of shares	(322)	(3,860)

Balance, end of period	57,013	55,970

Additional paid-in capital
Balance, beginning of period	763,391	844,455
Issuance of common shares, net	457	2,677
Stock based compensation expense	16,124	14,726
Repurchase of shares	(6,049)	(102,380)

Balance, end of period	773,923	759,478

Accumulated other comprehensive income (loss)
Balance, beginning of period	(45,399)	(20,341)
Holding gains (losses) on available for sale securities arising in period, net of tax	66,650	(122,677)
Net realized losses on available for sale securities included in net income, net of tax	3,016	13,738
Portion of other-than-temporary impairment losses recognised in other comprehensive income, net of tax	(3,037)	—
Foreign currency translation adjustment	20,372	(17,469)

Balance, end of period	41,602	(146,749)

Retained earnings
Balance, beginning of period	506,533	702,265
Net income (loss)	183,623	(81,235)
Dividends paid	(16,020)	(15,247)

Balance, end of period	674,136	605,783

Total shareholders’ equity	$1,546,674	$1,274,482

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(Expressed in thousands of United States Dollars)

	Nine Months Ended September 30
	2009	2008
OPERATING ACTIVITIES
Net income (loss)	$183,623	$(81,235)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Stock based compensation	16,124	14,726
Amortization of premium on fixed maturities	2,503	3,771
Accretion of deposit liabilities	2,078	3,649
Net (gains) losses on other investments	(62,693)	144,990
Net realized (gains) losses on fixed maturities	(1,747)	1,024
Net impairment losses recognized in earnings	2,153	16,887
Changes in:
Accrued interest income	820	1,461
Premiums receivable	12,894	(72,295)
Losses and benefits recoverable from reinsurers	(130,985)	(140,869)
Deferred acquisition costs	(13,645)	(7,381)
Prepaid reinsurance premiums	(11,907)	(51,004)
Other assets	(2,624)	17,135
Property and casualty losses	183,163	247,334
Life and annuity benefits	508	55,057
Funds withheld from reinsurers	(21,773)	(10,306)
Unearned property and casualty premiums	92,046	121,510
Reinsurance balances payable	(10,515)	48,358
Accounts payable and accrued expenses	9,828	36,821

Cash provided by operating activities	249,851	349,633

INVESTING ACTIVITIES
Purchases of available for sale securities	(783,451)	(630,760)
Sales of available for sale securities	175,465	261,290
Redemptions of available for sale securities	479,310	441,634
Purchases of trading securities	(40,691)	—
Sales of trading securities	28,887	—
Redemptions of trading securities	5,094	—
Purchases of held to maturity securities	(33,647)	—
Net sales of other investments	462,501	28,251
Acquisition of subsidiary, net of cash acquired	—	(29,941)

Cash provided by investing activities	293,468	70,474

FINANCING ACTIVITIES
Net proceeds from issuance of common shares	1,986	4,992
Repurchase of common shares	(6,371)	(106,240)
Net repayments of bank loans	(375,000)	(35,000)
Dividends paid	(16,020)	(15,247)
Additions to deposit liabilities	12,422	15,762
Payment of deposit liabilities	(80,748)	(21,011)

Cash used in financing activities	(463,731)	(156,744)

Effect of exchange rate on cash	27,019	(8,090)
Net increase in cash and cash equivalents	106,607	255,273
Cash and cash equivalents, beginning of period	949,404	397,656

CASH AND CASH EQUIVALENTS, END OF PERIOD	$1,056,011	$652,929

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest paid totaled $4,943 and $14,892 for the nine months ended September 30, 2009 and 2008, respectively.

Corporate taxes paid totaled $310 and $185 for the nine months ended September 30, 2009 and 2008, respectively.

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–NINE MONTHS ENDED SEPTEMBER 30, 2009 (Unaudited)

(Expressed in thousands of United States Dollars)

Year to Date Segment Information:	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Bermuda/Dublin		U.S. Specialty	Max at Lloyd’s	Total	Reinsurance
	Insurance	Reinsurance
Gross premiums written	$302,727	$422,296	$219,268	$110,629	$1,054,920	$41,748	$—	$1,096,668
Reinsurance premiums ceded	(146,076)	(80,574)	(118,579)	(31,963)	(377,192)	(146)	—	(377,338)

Net premiums written	$156,651	$341,722	$100,689	$78,666	$677,728	$41,602	$—	$719,330

Earned premiums	$307,709	$364,994	$185,609	$93,811	$952,123	$41,748	$—	$993,871
Earned premiums ceded	(157,710)	(74,711)	(111,682)	(22,539)	(366,642)	(146)	—	(366,788)

Net premiums earned	149,999	290,283	73,927	71,272	585,481	41,602	—	627,083
Net investment income	16,861	29,607	4,549	3,216	54,233	37,626	33,214	125,073
Net gains on other investments	3,537	8,467	—	—	12,004	29,146	21,543	62,693
Net realized gains (losses) on fixed maturities	—	—	148	2,587	2,735	—	(988)	1,747
Net impairment losses recognized in earnings	—	—	—	—	—	—	(2,153)	(2,153)
Other income	1,238	12	272	475	1,997	—	1,102	3,099

Total revenues	171,635	328,369	78,896	77,550	656,450	108,374	52,718	817,542
Net losses and loss expenses	106,029	192,756	46,500	33,444	378,729	—	—	378,729
Claims and policy benefits	—	—	—	—	—	84,117	—	84,117
Acquisition costs	(1,503)	53,496	5,873	14,797	72,663	1,023	—	73,686
Interest expense	—	2,400	—	—	2,400	2,803	9,451	14,654
Net foreign exchange gains	—	—	—	(5,124)	(5,124)	—	(1,350)	(6,474)
Merger and acquisition expenses	—	—	—	—	—	—	(31,342)	(31,342)
General and administrative expenses	17,825	23,604	21,195	15,856	78,480	2,180	34,877	115,537

Total losses and expenses	122,351	272,256	73,568	58,973	527,148	90,123	11,636	628,907

Income before taxes	$49,284	$56,113	$5,328	$18,577	$129,302	$18,251	$41,082	$188,635

Loss Ratio (a)	70.7%	66.4%	62.9%	46.9%	64.7%
Combined Ratio (b)	81.6%	93.0%	99.5%	89.9%	90.5%

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED SEPTEMBER 30, 2009 (Unaudited) (Expressed in thousands of United States Dollars)

Quarter Segment Information:	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Bermuda/Dublin		U.S. Specialty	Max at Lloyd’s	Total	Reinsurance
	Insurance	Reinsurance
Gross premiums written	$81,134	$94,118	$69,419	$21,087	$265,758	$128	$—	$265,886
Reinsurance premiums ceded	(41,884)	(11,106)	(26,259)	(4,015)	(83,264)	(26)	—	(83,290)

Net premiums written	$39,250	$83,012	$43,160	$17,072	$182,494	$102	$—	$182,596

Earned premiums	$103,961	$128,458	$68,175	$29,147	$329,741	$128	$—	$329,869
Earned premiums ceded	(54,814)	(25,367)	(37,074)	(4,572)	(121,827)	(26)	—	(121,853)

Net premiums earned	49,147	103,091	31,101	24,575	207,914	102	—	208,016
Net investment income	5,898	10,404	1,461	1,749	19,512	13,143	10,175	42,830
Net gains on other investments	1,298	3,040	—	—	4,338	11,932	7,005	23,275
Net realized gains (losses) on fixed maturities	—	—	—	1,400	1,400	—	(147)	1,253
Net impairment losses recognized in earnings	—	—	—	—	—	—	(139)	(139)
Other income	91	—	52	(33)	110	—	709	819

Total revenues	56,434	116,535	32,614	27,691	233,274	25,177	17,603	276,054
Net losses and loss expenses	31,756	68,728	21,266	10,028	131,778	—	—	131,778
Claims and policy benefits	—	—	—	—	—	14,378	—	14,378
Acquisition costs	369	20,299	1,926	5,250	27,844	153	—	27,997
Interest expense	—	1,706	—	—	1,706	2,349	1,916	5,971
Net foreign exchange losses	—	—	—	42	42	—	364	406
Merger and acquisition expenses	—	—	—	—	—	—	(41,350)	(41,350)
General and administrative expenses	7,281	8,857	7,804	5,423	29,365	829	10,178	40,372

Total losses and expenses	39,406	99,590	30,996	20,743	190,735	17,709	(28,892)	179,552

Income before taxes	$17,028	$16,945	$1,618	$6,948	$42,539	$7,468	$46,495	$96,502

Loss Ratio (a)	64.6%	66.7%	68.4%	40.8%	63.4%
Combined Ratio (b)	80.2%	94.9%	99.7%	84.2%	90.9%

(a)	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned.
(b)	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned.

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–NINE MONTHS ENDED SEPTEMBER 30, 2008 (Unaudited)

(Expressed in thousands of United States Dollars)

Year to Date Segment Information:	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Bermuda/Dublin		U.S. Specialty	Max at Lloyd’s (c)	Total	Reinsurance
	Insurance	Reinsurance
Gross premiums written	$276,288	$377,485	$134,162	$—	$787,935	$94,251	$—	$882,186
Reinsurance premiums ceded	(133,099)	(85,133)	(81,334)	—	(299,566)	(285)	—	(299,851)

Net premiums written	$143,189	$292,352	$52,828	$—	$488,369	$93,966	$—	$582,335

Earned premiums	$278,092	$310,663	$77,670	$—	$666,425	$94,251	$—	$760,676
Earned premiums ceded	(140,991)	(57,817)	(49,571)	—	(248,379)	(286)	—	(248,665)

Net premiums earned	137,101	252,846	28,099	—	418,046	93,965	—	512,011
Net investment income	13,313	27,797	5,563	—	46,673	29,932	60,793	137,398
Net losses on other investments	(13,576)	(29,638)	—	—	(43,214)	(58,751)	(43,025)	(144,990)
Net realized losses on fixed maturities	—	—	(523)	—	(523)	—	(501)	(1,024)
Net impairment losses recognized in earnings	—	—	—	—	—	—	(16,887)	(16,887)
Other income	1,112	—	140	—	1,252	—	(251)	1,001

Total revenues	137,950	251,005	33,279	—	422,234	65,146	129	487,509
Net losses and loss expenses	108,819	150,326	19,440	—	278,585	—	—	278,585
Claims and policy benefits	—	—	—	—	—	137,175	—	137,175
Acquisition costs	(1,945)	35,174	2,058	—	35,287	456	—	35,743
Interest expense	—	2,382	—	—	2,382	2,096	16,069	20,547
Net foreign exchange losses	—	—	—	—	—	—	1,984	1,984
Merger and acquisition expenses	—	—	—	—	—	—	3,488	3,488
General and administrative expenses	16,052	21,981	20,599	—	58,632	2,273	29,143	90,048

Total losses and expenses	122,926	209,863	42,097	—	374,886	142,000	50,684	567,570

Income (loss) before taxes	$15,024	$41,142	$(8,818)	$—	$47,348	$(76,854)	$(50,555)	$(80,061)

Loss Ratio (a)	79.4%	59.5%	69.2%		66.6%
Combined Ratio (b)	89.7%	82.1%	149.8%		89.1%

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED SEPTEMBER 30, 2008 (Unaudited)
(Expressed in thousands of United States Dollars)

Quarter Segment Information:	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Bermuda/Dublin		U.S. Reinsurance	Max at Lloyd’s (c)	Total	Reinsurance
	Insurance	Reinsurance
Gross premiums written	$80,908	$72,458	$52,894	$—	$206,260	$—	$—	$206,260
Reinsurance premiums ceded	(38,316)	(27,210)	(30,535)	—	(96,061)	—	—	(96,061)

Net premiums written	$42,592	$45,248	$22,359	$—	$110,199	$—	$—	$110,199

Earned premiums	$93,264	$110,132	$34,982	$—	$238,378	$—	$—	$238,378
Earned premiums ceded	(47,013)	(28,054)	(21,722)	—	(96,789)	—	—	(96,789)

Net premiums earned	46,251	82,078	13,260	—	141,589	—	—	141,589
Net investment income	4,933	8,360	1,753	—	15,046	9,347	20,872	45,265
Net losses on other investments	(14,937)	(32,637)	—	—	(47,574)	(65,286)	(45,896)	(158,756)
Net realized losses on fixed maturities	—	—	(523)	—	(523)	—	(3,270)	(3,793)
Net impairment losses recognized in earnings	—	—	—	—	—	—	(13,757)	(13,757)
Other income	—	—	140	—	140	—	(563)	(423)

Total revenues	36,247	57,801	14,630	—	108,678	(55,939)	(42,614)	10,125
Net losses and loss expenses	39,014	58,990	8,830	—	106,834	—	—	106,834
Claims and policy benefits	—	—	—	—	—	14,000	—	14,000
Acquisition costs	(743)	12,668	1,773	—	13,698	198	—	13,896
Interest expense	—	(63)	—	—	(63)	(148)	4,712	4,501
Net foreign exchange losses	—	—	—	—	—	—	1,971	1,971
Merger and acquisition expenses	—	—	—	—	—	—	(500)	(500)
General and administrative expenses	5,200	6,186	8,323	—	19,709	782	11,346	31,837

Total losses and expenses	43,471	77,781	18,926	—	140,178	14,832	17,529	172,539

Loss before taxes	$(7,224)	$(19,980)	$(4,296)	$—	$(31,500)	$(70,771)	$(60,143)	$(162,414)

Loss Ratio (a)	84.4%	71.9%	66.6%		75.5%
Combined Ratio (b)	94.0%	94.8%	142.7%		99.0%

(a)	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned.
(b)	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned.
(c)	The results of operations for the Max at Lloyd’s segment are consolidated only from the November 6, 2008 date of acquisition.

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL PREMIUM DATA–NINE MONTHS ENDED SEPTEMBER 30, 2009 (Unaudited)

(Expressed in thousands of United States Dollars)

Gross Premiums Written by Type of Risk:	Nine Months Ended September 30, 2009			Nine Months Ended September 30, 2008
	Gross Premiums Written	Percentage of Total Gross Premiums Written	Movement on Prior Year Period	Gross Premiums Written	Percentage of Total Gross Premiums Written
Property & Casualty:
Bermuda/Dublin Insurance:
Aviation	$30,314	2.8%	38.6%	$21,870	2.5%
Excess Liability	87,084	7.9%	(9.8%)	96,557	10.9%
Professional Liability	134,845	12.3%	15.7%	116,565	13.2%
Property	50,484	4.6%	22.2%	41,296	4.7%

	302,727	27.6%	9.6%	276,288	31.3%
Bermuda/Dublin Reinsurance:
Agriculture	87,338	8.0%	8.9%	80,220	9.1%
Aviation	25,335	2.3%	(8.7%)	27,746	3.1%
General Casualty	23,404	2.1%	184.1%	8,239	1.0%
Marine & Energy	14,722	1.3%	86.5%	7,892	0.9%
Medical Malpractice	56,397	5.1%	(12.6%)	64,555	7.3%
Other	2,268	0.2%	(20.4%)	2,849	0.3%
Professional Liability	45,922	4.2%	56.7%	29,306	3.3%
Property	89,414	8.2%	(8.6%)	97,774	11.1%
Whole Account	8,509	0.8%	(18.8%)	10,481	1.2%
Workers’ Compensation	68,987	6.3%	42.5%	48,423	5.5%

	422,296	38.5%	11.9%	377,485	42.8%
U.S. Specialty:
General Casualty	69,026	6.3%	61.1%	42,849	4.9%
Marine	45,917	4.2%	78.5%	25,723	2.9%
Property	104,325	9.5%	59.1%	65,590	7.4%

	219,268	20.0%	63.4%	134,162	15.2%
Max at Lloyd’s (a):
Accident & Health	21,357	2.0%	n/a	—	—
Financial Institutions	18,376	1.7%	n/a	—	—
Professional Liability	14,599	1.3%	n/a	—	—
Property	56,297	5.1%	n/a	—	—

	110,629	10.1%	n/a	—	—

Aggregate Property & Casualty	$1,054,920	96.2%	33.9%	$787,935	89.3%

Life & Annuity:
Annuity	$—	—	n/a	$92,821	10.5%
Life	41,748	3.8%	n/a	1,430	0.2%

Aggregate Life & Annuity	$41,748	3.8%	(55.7%)	$94,251	10.7%

Aggregate P&C and Life & Annuity	$1,096,668	100.0%	24.3%	$882,186	100.0%

(a)	The results of operations for the Max at Lloyd’s segment are consolidated only from November 6, 2008, the date Max at Lloyd’s was acquired

MAX CAPITAL GROUP LTD.

NON-GAAP FINANCIAL MEASURE RECONCILIATIONS (Unaudited)

Net Operating Income per Diluted Share

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended September 30		Nine Months Ended September 30
	2009	2008	2009	2008
Net income (loss)	$95,326	$(163,187)	$183,623	$(81,235)
Net realized (gains) losses on fixed maturities, net of tax	(711)	17,065	1,166	17,532
Foreign exchange losses (gains), net of tax	395	1,971	(5,043)	1,984
Merger and acquisition expenses, net of tax	(41,350)	(500)	(31,342)	3,488

Net operating income (loss)	$53,660	$(144,651)	$148,404	$(58,231)

Net income (loss) per diluted share	$1.64	$(2.89)	$3.18	$(1.43)
Net realized (gains) losses on fixed maturities, net of tax	(0.01)	0.30	0.02	0.31
Foreign exchange losses (gains), net of tax	0.01	0.03	(0.09)	0.03
Merger and acquisition expenses, net of tax	(0.72)	(0.01)	(0.54)	0.06

Net operating income (loss) per diluted share	$0.92	$(2.57)	$2.57	$(1.03)

Weighted average shares outstanding - basic	57,233,115	56,385,134	56,978,901	56,660,457

Weighted average shares outstanding - diluted (1)	58,210,501	56,385,134	57,677,996	56,660,457

(1)	In accordance with U.S. generally accepted accounting principles, diluted earnings per share calculations use weighted average common shares outstanding - basic, for periods with a net loss

Annualized Return and Annualized Net Operating Return on Average Shareholders’ Equity

(Expressed in thousands of United States Dollars)

	Three Months Ended September 30		Nine Months Ended September 30
	2009	2008	2009	2008
Net income (loss)	$95,326	$(163,187)	$183,623	$(81,235)
Annualized net income (loss)	381,304	(652,748)	244,831	(108,313)
Net operating income (loss)	$53,660	$(144,651)	$148,404	$(58,231)
Annualized net operating income (loss)	214,640	(578,604)	197,872	(77,641)
Beginning shareholders’ equity	$1,363,469	$1,489,556	$1,280,331	$1,583,894
Ending shareholders’ equity	1,546,674	1,274,482	1,546,674	1,274,482
Average shareholders’ equity	1,455,072	1,382,019	1,413,503	1,429,188
Annualized return on average shareholders’ equity	26.2%	(47.2%)	17.3%	(7.6%)
Annualized net operating return on average shareholders’ equity	14.8%	(41.9%)	14.0%	(5.4%)

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL INVESTMENT DATA–NINE MONTHS ENDED SEPTEMBER 30, 2009 (Unaudited)

Selected Investment Return Data:

		Investment	Credit		Ratings
Expressed in thousands of United States Dollars	As at September 30, 2009	Distribution	Rating	As at September 30, 2009	Distribution
Cash and Cash Equivalents	$1,056,011	19.5%	U.S. Government and Agencies (1)	$1,047,968	26.4%
			AAA	677,434	17.1%
U.S. Government and Agencies	437,967	8.1%	AA	305,040	7.7%
Non-U.S. Government	100,363	1.9%	A	650,756	16.4%
Corporate Securities	1,210,951	22.3%	BBB	143,337	3.6%
Municipal Securities	68,630	1.3%	BB	32,607	0.8%
Asset-Backed Securities	151,299	2.8%	B or lower	89,341	2.2%
Residential Mortgage-Backed Securities	689,497	12.7%	Fixed Maturities at fair value	$2,946,483	74.2%
Commercial Mortgage-Backed Securities	287,776	5.3%
			U.S. Government and Agencies	$14,041	0.3%
Fixed Maturities at fair value	$2,946,483	54.4%	AAA	733,276	18.5%
			AA	106,383	2.7%
			A	158,387	4.0%
U.S. Government and Agencies	$14,041	0.2%	BBB	12,685	0.3%
Non-U.S. Government	585,906	10.8%	BB	—	0.0%
Corporate Securities	426,297	7.9%	B or lower	1,472	0.0%

			Fixed Maturities at amortised cost	$1,026,244	25.8%

Fixed Maturities at amortised cost	$1,026,244	18.9%

			Total Fixed Maturities	$3,972,727

			Periodic Rate of Return
			Last 3 Months		Year to Date		Last 12 months		Last 60 months*
Cash and Fixed Maturities	$5,028,738	92.8%	4.31%		5.46%		9.63%		4.62%

Convertible Arbitrage	$—	0.0%	0.00%		16.99%		19.28%		(0.41%	)
Distressed Securities	75,003	1.4%	8.90%		13.74%		2.09%		8.53%
Diversified Arbitrage	35,289	0.7%	4.42%		7.85%		(12.54%	)	(2.39%	)
Emerging Markets	29,174	0.5%	10.09%		32.09%		3.64%		8.33%
Event-Driven Arbitrage	56,110	1.0%	4.30%		16.46%		(4.57%	)	7.02%
Fixed Income Arbitrage	17,029	0.3%	3.62%		16.30%		22.64%		12.70%
Global Macro	43,634	0.8%	1.86%		8.50%		8.46%		6.50%
Long / Short Credit	11,083	0.2%	6.47%		17.40%		7.03%		6.65%
Long / Short Equity	116,893	2.2%	4.67%		10.52%		9.02%		5.48%
Opportunistic	2,772	0.1%	(5.31%	)	(32.64%	)	(49.74%	)	(3.58%	)
Hedge Funds **	386,987	7.2%	3.94%		9.36%		0.27%		4.08%
Reinsurance Private Equity	2,528	0.0%	3.05%		10.88%		9.16%		14.15%

Other Investments	$389,515	7.2%	3.94%		9.38%		0.32%		3.76%

Total Investments	$5,418,253	100.0%	4.26%		6.04%		7.66%		4.79%

Past performance should not be considered to be a reliable indicator of future performance.

(1)	Included within U.S. Government and Agencies are Agency-issued Residential Mortgage-Backed Securities with a fair value of $610,001
*	Annualized
**	Net of all fees

Contacts Susan Spivak Bernstein Senior Vice President susan.spivak@maxcapservices.com 1-212-898-6640	Roanne Kulakoff Kekst and Company roanne-kulakoff@kekst.com 1-212-521-4837